EXHIBIT 10.17

AMENDMENT TO SHARE EXCHANGE AND ACQUISITION AGREEMENT

    AMENDMENT, DATED AS OF DECEMBER 31, 2011, TO SHARE EXCHANGE AND ACQUISITION AGREEMENT, dated as of July 6, 2011 (“Acquisition Agreement”), made by and among Diversified Global Holdings Group, Inc., a Florida corporation (“DGHG”), Miralab LLC, a limited company formed under the laws of the Russian Federation  (“MRLB”), and the owner(s) of MRLB set forth on the signature page to this Amendment (collectively, the “MRLB Owners” or “Owners”). Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such term in the Acquisition Agreement.

    WHEREAS, DGHG, MRLB and the MRLB Owners are parties (“Party” or “Parties”) to that certain Acquisition Agreement, dated July 6, 2011;

    WHEREAS, the acquisition of MRLB as contemplated by the Acquisition Agreement has not been completed as of December 31, 2011; and

    WHEREAS, DGHG, MRLB and the MRLB Owners have determined and agreed that DGHG and MRLB shall not to proceed with the acquisition of MRLB and that the Acquisition Agreement shall be terminated; and

    WHEREAS, DGHG, MRLB and the MRLB Owners, in accordance with the terms and conditions of the Acquisition Agreement, hereby approve the termination of the Acquisition Agreement as set forth herein.

    NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, and by their respective execution of this Agreement, DGHG, MRLB and the MRLB Owners agree that:

1.	In accordance with the provisions of Section 9.1 of the Acquisition Agreement, the Acquisition Agreement shall terminated effective December 31, 2011.

2.
No Party to the Acquisition Agreement shall have any liability to any other Party under the Acquisition Agreement, and all obligations of each such Party under the Acquisition Agreement shall be terminated and of no further force and effect as of the effective date of this Amendment.

IN WITNESS WHEREOF, each of the parties have signed or have caused this Amendment to be signed by their respective officers hereunto duly authorized, all as of the date first written above.

DIVERSIFIED GLOBAL HOLDINGS GROUP, INC.

By: /s/ Richard Lloyd
Name: Richard Lloyd
Title: Chief Executive Officer

MIRALAB, LLC.

By: /s/ Alexander Minakov
Name: Alexander Minakov
Title: President

MRLB OWNER

By: /s/ Alexander Minakov
Name: Alexander Minakov